Exhibit 10.151

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Morgan Stanley
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                                   MORGAN STANLEY & CO. INCORPORATED
                                   ATTN:  FOREIGN EXCHANGE OPERATIONS
                                   ONE PIERREPONT PLAZA
                                   BROOKLYN, NEW YORK 11201
                   CONFIRMATION          TELEPHONE (718) 754-5010
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                                         TELEX #6720769
          THE CHARLES SCHWAB CORP.
          C/O RICH FOWLER
          101 MONTGOMERY ST 13TH FL.
          SAN FRANCISCO CA 941044122
                                              DATE         13-APR-95
                                              DEAL NUMBER  0TTL17
                                              DEAL DATE    13-APR-95

WE CONFIRM THE FOLLOWING FOREIGN EXCHANGE TRANSACTION WITH YOU

FOR VALUE DATE     30-MAY-95       ARRANGED BY          PHONE

CURRENCY BOUGHT FROM YOU     RATE        CURRENCY SOLD TO YOU
========================                 ====================

USD       57,922,920.00     1.6089700    GBP       36,000,000.00

WE RECEIVE AT                                   WE PAY THROUGH
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BANK OF NEW YORK (FX A/C)                       NATIONAL WESTMINSTER BANK PLC
NY, NY                                          (ALL U.K. OFFICES)
A/C MORGAN STANLEY AND CO., NY
UID 236584                                      TO BE PAID TO
                                                =============

TO BE PAID BY                                   TO BE ADVISED
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TO BE ADVISED



PLEASE CONFIRM                THIS CONFIRMATION IS COMPUTER GENERATED
AT YOUR EARLIEST CONVENIENCE  NO SIGNATURE REQUIRED


12081 Rev. 7-89                  COUNTER PART RETAIN FOR YOUR FILE